Next-Generation Precision Oncology Medicines Company Overview May 2022 Exhibit 99.2

Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development activities, plans and projected timelines, business strategy and plans, regulatory matters, objectives of management for future operations, market size and opportunity, our ability to complete certain milestones and our expectations regarding the relative benefits of our drug candidates versus competitive therapies. Words such as “believe,” “can”, “continue,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “expect,” “intend,” “will,” “may,” “goal,” “upcoming,” “near term”, “milestone”, “potential,” “target” or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation: our preclinical studies and clinical trials may not be successful; regulatory authorities, including the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our drug candidates; we may decide, or regulatory authorities may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our drug candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our drug candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our drug candidates could delay or prevent regulatory approval or commercialization; the COVID-19 pandemic may disrupt our business and that of third parties on which we depend, including delaying or otherwise disrupting our research and development activities; and we may not be able to obtain additional financing. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these drug candidates for the use for which such drug candidates are being studied. Forward-Looking Statements

¹ Cash, cash equivalents and marketable securities as of 31-Mar-2022. Turning Point Therapeutics Overview Turning Point’s vision is to be a leader in precision oncology, designing and developing novel targeted therapies for cancer treatment Portfolio of Potentially Differentiated Assets Addressing Unmet Patient Need 1 Well Defined Patient Populations 2 Rapid Clinical Development and Regulatory Engine 3 GTPase Focused Discovery Capabilities and Strength 4 Balance Sheet to Support Sustainable Internal and External Innovation 5 Lead drug candidate repotrectinib with potential best-in-class ROS1+ NSCLC and NTRK+ adv. solid tumors profile Eight FDA regulatory designations for repotrectinib, including three breakthrough therapy designations Potential for first-in-class and / or best-in-class development candidates and INDs >$900M in cash¹ funding current operations through 1H 2024 Precision targets with potential for early efficacy signals

Strategic expansion of precision oncology portfolio with TPX-4589 (formerly LM-302) license from LaNova Medicines Potential first-in-class anti-Claudin18.2 ADC targeting GI tumors Potential to broaden partnership by collaborating on up to three additional ADC programs Precision Oncology Strategy Rapid Clinical Development and Regulatory Engine Structure Based Drug Design Solid Tumor Biology Expertise ADC Technology Established capabilities

Ongoing Clinical Studies In Biomarker Driven Indications

	DISCOVERY	PRECLINICAL	EARLY STAGE CLINICAL DEVELOPMENT	LATE STAGE CLINICAL DEVELOPMENT	ANTICIPATED NEXT STEPS
REPOTRECTINIB (ROS1/TRK)[1]					• Pre-NDA meeting in 2Q22 • Data updates from *ROS1*+ NSCLC and *NTRK*+ adv. solid tumor cohorts in 2H22
TRIDENT-1: Adv. NSCLC (ROS1) and solid tumors (NTRK)					
CARE: Pediatric advanced solid tumors					
TRIDENT-2: KRAS-targeting combination					
ELZOVANTINIB (TPX-0022) (MET)[1]					• Initiate SHIELD-2 in mid-2022 and Ph 2 SHIELD-1 in 2H22 • Data update from Ph 1 SHIELD-1 in 2H22
SHIELD-1: Advanced solid tumors					
SHIELD-2: EGFR combination[2]					
TPX-0046 (RET)[3]					
Advanced solid tumors					
TPX-0131 (ALK)[3]					• Provide early interim data from Ph 1 in 4Q22 / early 2023
Advanced NSCLC					
TPX-4589, FORMERLY LM-302 (CLAUDIN18.2)[4]					• Present preclinical data and provide additional guidance in early 2023
Advanced solid tumors					
DISCOVERY PROGRAMS[3]					• Nominate 2 development candidates, and provide details on the other 2 programs in 2H22
KRAS G12D					
p21 Activated Kinase					
Multiple GTPase Oncology Targets					

[1] Turning Point retains worldwide rights, except in Greater China (partnered with Zai Lab). [2] Clinical collaboration with EQRx. [3] Turning Point retains worldwide rights. [4] Turning Point licensed worldwide rights from LaNova Medicines (excluding Greater China and South Korea).

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Single Agent and Combination Opportunities To Treat Patients with Biomarker Driven Cancers

	ADV. DISEASE INCIDENCE[1]		*REPOTRECTINIB*			*ELZOVANTINIB*		*TPX-0046*	*TPX-0131*	*TPX-4589*
	US	EU5	ROS1	NTRK	KRAS G12D	MET EXON 14	MET AMP.	RET	ALK	CLAUDIN 18.2
NSCLC[2]	140k	140k	2%[3]		4%[5]	3-4%[6]	1-2%[7] 15-20% *EGFRm*[8,9]	1-2%[3]	3-5%[10]	
Gastric	15k	30k					3-5%[11-14]			~65%[21-22]
Thyroid	15k	15k		0.3%[4]				~70% *MTC*[15] 10-20% *PTC*[16,17]		
Colorectal	85k	135k			14%[18]					
Pancreatic	45k	55k			33%[19]					~65%[23-24]
Other Solid Tumors[20]	450k	400k								

[1] Estimates rounded and include locally advanced and metastatic populations per SEER, based on incidence reported by American Cancer Society Cancer Facts & Figures 2021 (US) and GLOBOCAN 2020 (EU5). [2] Zappa, et al: Transl Lung Cancer Res 2016. [3] Hirsch FR, et al: Lancet 2017. [4] Rosen EY, et al: Clin Cancer Res 2020. [5] Liu S, et al: JCO. 2020. [6] Drilon A, et al: J Thorac Oncol. 2017. [7] Overbeck TR, et al: Translational lung cancer research 2020; based on gene copy number of 10 or greater. [8] Ramalingam SS, et al: Annals of Oncology 2018. [9] Bean J, et al: Proc Natl Acad Sci U S A 2007. [10] Garber K.: J Natl Cancer Inst. 2010. [11] Loberg RD, et al: Journal of Clinical Oncology 2014. [12] Yang Y, et al: Gastric Cancer 2016. [13] Inokuchi M, et al: World J Gastrointest Oncol. 2015. [14] Lennerz JK, et al: J Clin Oncol. 2011. [15] Based on weighted average of sporadic (75%) and familial (25%) per American Cancer Society, with biomarker frequencies of 60% (Taccaliti A, et al: Curr Genomics 2011) and 98% (Elisei R, et al: Genes (Basel) 2019), respectively. [16] Lee MY, et al: Cancer Res Treat. 2017. [17] Prescott JD, et al: Cancer 2015. [18] Neumann J, et al: Pathology – Research and Practice. 2009. [19] Bournet B, et al: Clin Transl Gastroenterol. 2016. [20] In addition to tumor types above (NSCLC, gastric, thyroid, colorectal and pancreatic). [21] Dottermusch M, et al: Virchows Archiv 2019. [22] Rohde C, et al: Japanese Journal of Clinical Oncology 2019. [23] Woll S, et al: International Journal of Cancer 2014. [24] Tanaka M, et al: Journal of Histochemistry & Cytochemistry 2011.

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Repotrectinib A Highly Selective ROS1/TRK Inhibitor

Repotrectinib: Potential Best-in-Class ROS1 and NTRK Targeted Therapy in TKI-Naïve and Treatment Resistance Settings Highly potent, structurally differentiated: small (low molecular weight), compact, with a rigid 3D macrocycle Designed to bind completely inside the ATP pocket even in the presence of solvent front or gatekeeper mutations Potential to address resistance from prior lines of TKI therapy May also prevent or delay the emergence of new resistant mutations Repotrectinib Kinase Solvent front mutation Gatekeeper mutation

Lead Candidate Repotrectinib: Best-in-Class Potential in *ROS1*+ NSCLC
3 BTDs Granted (2 in *ROS1*+ NSCLC and 1 in *NTRK*+ Adv. Solid Tumors)

		REPOTRECTINIB[1]	XALKORI (CRIZOTINIB)[3]	ROZLYTREK (ENTRECTINIB)[6]
ROS1+ TKI-Naïve NSCLC **cORR** (95% CI) *(95% CI)*		**79%** (68, 88) *n=71*	**66%** (51, 79) *n=50*	**74%** (64, 83) *n=92*
TKI-Pretreated Activity		✓ cORRs of 28-42% (n=100)	✗ No reported TKI-pretreated activity	✗ No TKI-pretreated activity[7]
CNS Activity (*ROS1*+ NSCLC)		✓[2]	✗[4]	✓
***ROS1*+ TKI-Naïve NSCLC Durability**	**DOR**	• 6-month DOR: 91% • 12-month DOR: 85% • 18-month DOR: 76% • mDOR: not mature	• 18.3 months mDOR	n=161[8]: • 6-month DOR: 83% • 12-month DOR: 63% • mDOR: 15.7 months
	PFS	• 6-month PFS: 91% • 12-month PFS: 82% • 18-month PFS: 72% • mPFS: not mature	• 19.2 months mPFS[5]	n=161[8]: • 6-month PFS: 77% • 12-month PFS: 55% • mPFS: 15.7 months
Safety		*Common TEAEs (≥30%) include (n=380):* • Dizziness (61% all grade; 2% G3) • Dysgeusia (48% all grade; 0% G3) • Constipation (36% all grade; 0% G3) • Anemia (33% all grade; 8% G3+) • Paresthesia (31% all grade; 1% G3)	*USPI Warnings & Precautions:* • Hepatotoxicity • Interstitial Lung Disease (ILD) • QT Prolongation, Bradycardia • Severe Visual Loss	*USPI Warnings & Precautions:* • Congestive Heart Failure • CNS Effects • Skeletal Fractures • Hepatotoxicity, Hyperuricemia • QT Prolongation • Vision Disorders

Note: Data not from head-to-head studies. Material presented for summary purposes and no comparative claims are intended. [1] Topline data in ROS1+ NSCLC pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed by BICR (data reported Apr-2022), unless otherwise noted. [2] CNS activity based on Phase 1 data as of 22-Jul-2019 data cutoff with responses confirmed by BICR, and based on activity in patients who were both TKI-naïve and TKI-pretreated. [3] Xalkori (crizotinib) USPI, unless otherwise noted. mPFS not disclosed in Xalkori (crizotinib) USPI. [4] Patil T, et al: J Thorac Oncol (2018). [5] Shaw A, et al: NEJM (2014). [6] Rozlytrek (entrectinib) USPI. [7] Drilon A, et al: Cancer Discovery (2017). [8] Dziadziuszko R, et al: JCO (2021). Based on patients with follow-up of ≥ 6 months. mDOR and mPFS not disclosed in Rozlytrek (entrectinib) USPI. DOR: duration of response; PFS: progression free survival

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Advancing Repotrectinib Toward Potential Registration with Potential to Transform Standard of Care in *ROS1*+ NSCLC

STRONG CLINICAL PROFILE ADDRESSING SIZEABLE MEDICAL NEED

- ☑ Potential best-in-class profile in *ROS1*+ NSCLC and *NTRK*+ advanced solid tumors, with a generally well tolerated safety profile
- ☑ Clinically meaningful efficacy in both TKI-naïve and TKI-pretreated patients, including those with G2032R solvent front mutation
- ☑ Targeting ~2% of NSCLC and ~0.3% of solid tumors as a single agent
- ☑ Potential to address KRAS-mutant solid tumor patients as combination therapy

CONTINUED PROGRESS TOWARD POTENTIAL REGISTRATION

- ☑ Strong enrollment with multiple cohorts reaching target enrollment[1]
- ☑ 8 FDA regulatory designations total with 3 breakthrough therapy designations, including for *ROS1*+ TKI-naïve NSCLC
- ☑ Pre-NDA meeting for *ROS1*+ NSCLC with the FDA anticipated in Q2 2022
- ☑ Pre-NDA meeting for *NTRK*+ adv. solid tumors with the FDA anticipated in Q1 2023

Turning Point Therapeutics

[1] EXP-1, EXP-4 and EXP-6.

10

TRIDENT-1 An Ongoing Phase 1/2 Study of Repotrectinib in Patients with Advanced Solid Tumors Harboring ROS1, NTRK1-3 Rearrangements

TRIDENT-1 Study Design and Preliminary Phase 1+2 Data

ROS1+ ADVANCED NSCLC				*NTRK+* ADVANCED SOLID TUMORS	
EXP-1	**EXP-2**	**EXP-3**	**EXP-4**	**EXP-5**	**EXP-6**
ROS1 TKI-naïve	1 prior ROS1 TKI AND 1 platinum-based chemotherapy	2 prior ROS1 TKIs AND No prior chemotherapy	1 prior ROS1 TKI AND No prior chemotherapy	TRK TKI-naïve	TRK TKI pretreated
(n=55)	(n=60)	(n=40)	(n=60)	(n=55)	(n=40)
cORR 79% (n=71) (95% CI: 68, 88)	**cORR 42% (n=26)** (95% CI: 23, 63)	**cORR 28% (n=18)** (95% CI: 10, 54)	**cORR 36% (n=56)** (95% CI: 23, 50)	**cORR 41% (n=17)** (95% CI: 18, 67)	**cORR 48% (n=23)** (95% CI: 27, 69)
	SFM G2032R **cORR 59% (n=17)** (95% CI: 33, 82)				**SFMs** **cORR 62% (n=13)** (95% CI: 32, 86)

Phase 2 Primary Objective
- cORR by BICR in each expansion cohort

Phase 2 Secondary Objectives
- DOR, PFS, and OS
- IC-ORR and CNS-PFS

Note: The TRIDENT-1 protocol is being amended to increase the sample size in each of the Phase 2 cohorts to allow for continued access to patients, to a total enrollment across all of the cohorts of approximately 620 patients.

EXP-1, EXP-2, EXP-3 and EXP-4 data reported Apr-2022. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by BICR. Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing.

EXP-5 and EXP-6 data presented at the 2021 AACR-NCI-EORTC Virtual International Conference on Molecular Targets and Cancer Therapeutics. Phase 2 data cutoff date of 26-Aug-2021 with responses confirmed by physician assessment. Data pooled from the Phase 1 portion (treated at or above the Phase 2 dose) with patients from the Phase 2 portion who had at least one post-baseline evaluable scan or were off treatment prior to first post-baseline scan. EXP-6 data updated since pre-recorded presentations at the AACR-NCI-EORTC conference. Phase 1 data cutoff of 22-Jul-2019 with responses confirmed per RECIST 1.1 and assessed by BICR.

BICR: blinded independent central review; CI: confidence interval; cORR: confirmed objective response rate; EXP: expansion; NSCLC: non-small cell lung cancer; SFM: solvent front mutation; TKI: tyrosine kinase inhibitor

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

EXP-1: *ROS1*+ TKI-Naïve NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=71)


20
0
-20
-40
-60
-80
-100
Maximum % Change from Baseline in Tumor Size

	N=71
cORR (95% CI)	**79%** (68, 88)
CR, n (%)	4 (6)
PR, n (%)	52 (73)

As of the data cutoff, 1 patient in Phase 2 with tumor regression of -38% had an unconfirmed PR (uPR), and remained on treatment awaiting next scan.

3 patients discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Turning Point Therapeutics

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

13

EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

ROS1+ TKI-Naïve NSCLC: Duration of Response by Kaplan Meier

DOR PARAMETER	REPOTRECTINIB[1] (N=56)		ROZLYTREK (ENTRECTINIB)[2]	XALKORI (CRIZOTINIB)[3]
Median DOR 95% CI	Not mature		**15.7 months** (13.9, 28.6)	**18.3 months** (12.7, NE)
DOR Range (months)	1.4+-35.1+		1.8-42.3	-
% DOR ≥ 6 months 95% CI	*35 patients at risk*	**91%** (82, 100)	**83%** (76, 90)	-
% DOR ≥ 9 months 95% CI	*29 patients at risk*	**88%** (78, 98)	**75%** (67, 84)	-
% DOR ≥ 12 months 95% CI	*21 patients at risk*	**85%** (73, 96)	**63%** (53, 73)	-
% DOR ≥ 18 months 95% CI	*8 patients at risk*	**76%** (61, 91)	Not disclosed	-

Note: Data not from head-to-head studies. Material presented for summary purposes and no comparative claims are intended.
[1] Median duration of follow-up of 10.2 months. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. Analyses of repotrectinib DOR at various time points based on Kaplan-Meier estimates, with 95% confidence intervals. [2] Dziadziuszko R, et al: J Clin Oncol. (2021). [3] Xalkori (crizotinib) USPI. DOR: duration of response; NE: not estimable

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

ROS1+ TKI-Naïve NSCLC: Progression Free Survival by Kaplan Meier

PFS PARAMETER	REPOTRECTINIB[1] (N=71)		ROZLYTREK (ENTRECTINIB)[2]	XALKORI (CRIZOTINIB)[3]
Median PFS 95% CI	Not mature		**15.7 months** (11.0, 21.1)	**19.2 months** (14.4, NE)
PFS Range (months)	0+-40.4+		Not disclosed	-
% PFS ≥ 6 months 95% CI	*46* *patients at risk*	**91%** (84, 98)	**77%** (70, 84)	-
% PFS ≥ 9 months 95% CI	*37* *patients at risk*	**85%** (75, 94)	**66%** (58, 74)	-
% PFS ≥ 12 months 95% CI	*26* *patients at risk*	**82%** (72, 93)	**55%** (47, 64)	-
% PFS ≥ 18 months 95% CI	*11* *patients at risk*	**72%** (58, 86)	Not disclosed	-

Note: Data not from head-to-head studies. Material presented for summary purposes and no comparative claims are intended.
[1] Median duration of follow-up of 10.8 months. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. Analyses of repotrectinib PFS at various time points based on Kaplan-Meier estimates, with 95% confidence intervals. [2] Dziadziuszko R, et al: J Clin Oncol. (2021). [3] Shaw A, et al: NEJM (2014). DOR: duration of response; NE: not estimable; PFS: progression free survival

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EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

EXP-2: 1 Prior TKI and 1 Platinum-Based Chemotherapy *ROS1*+ TKI-Pretreated NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=26)


Maximum % Change from Baseline in Tumor Size
20
0
-20
-40
-60
-80
-100

	N=26
cORR (95% CI)	**42%** (23, 63)
CR, n (%)	1 (4)
PR, n (%)	10 (38)
DOR	
N	11
Range (months)	3.6-18.3+

1 patient discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

EXP-3: 2 Prior TKIs and No Prior Chemotherapy
ROS1+ TKI-Pretreated NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=18)


Maximum % Change from Baseline in Tumor Size
60
40
20
0
-20
-40
-60
-80
-100
#

	N=18
cORR (95% CI)	**28%** (10, 54)
CR, n (%)	1 (6)
PR, n (%)	4 (22)
DOR	
N	5
Range (months)	1.9+-20.3+

3 patients discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Turning Point Therapeutics

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

17

EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

EXP-4: 1 Prior TKI and No Prior Chemotherapy
ROS1+ TKI-Pretreated NSCLC Clinical Activity

BEST OVERALL RESPONSE BY BICR (N=56)


Maximum % Change from Baseline in Tumor Size
60
40
20
0
-20
-40
-60
-80
-100

	N=56
cORR (95% CI)	**36%** (23, 50)
CR, n (%)	4 (7)
PR, n (%)	16 (30)
DOR	
N	20
Range (months)	1.9+-17.8

As of the data cutoff, 2 patients in Phase 2 had an unconfirmed PR (uPR) both with tumor regressions of -47%, both of whom remained on treatment awaiting next scans.

1 patient discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Note: Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

ROS1+ TKI-Pretreated NSCLC Clinical Activity Patients with Baseline ROS1 G2032R Solvent Front Mutations

BEST OVERALL RESPONSE BY BICR (N=17)


Maximum % Change from Baseline in Tumor Size
40
20
0
-20
-40
-60
-80
-100
EXP-2 EXP-3 EXP-4

	N=17
cORR (95% CI)	**59%** (33, 82)
CR, n (%)	1 (6)
PR, n (%)	9 (53)
DOR	
N	10
Range (months)	1.9+-20.3+

2 patients discontinued study treatment before completing any post-baseline scans with target lesion measurements.
= treatment ongoing

Note: Of the TKI-pretreated patients, 10 did not have baseline evaluable information to determine presence of ROS1 G2032R solvent front mutation. Data pooled across the Phase 1 and 2 portions of TRIDENT-1 with a data cutoff of 11-Feb-2022 with responses confirmed per RECIST 1.1 and assessed by blinded independent central review (BICR). Pooled Phase 1 and Phase 2 patients included those who received at least 1 dose of repotrectinib with at least 4 months of follow-up, and the majority of responders had at least 6 months of DOR follow-up. Phase 1 patients had an identified ROS1 fusion by next generation sequencing. cORR: confirmed objective response rate; CR: complete response; DOR: duration of response; PR: partial response

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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

NTRK+ TKI-Naïve Advanced Solid Tumors: Preliminary Clinical Activity

OVERALL RESPONSE (PHASE 1 + PHASE 2)
N=17


Maximum % Change from Baseline in Tumor Size
40
20
0
-20
-40
-60
-80
-100
PD
SD
SD
PD#
SD#
SD#
SD#
SD#
PR#
PR#
PR#
PR#
PR#
PR#
PR#
Glioblastoma - Phase 1
Thyroid Cancer - Phase 1
NSCLC
Glioblastoma
Colorectal Cancer
Esophageal Cancer
Thyroid Cancer
Head And Neck Cancer
Breast Cancer
Salivary Gland Cancer

Patient remains on treatment.
2 patients not displayed due to discontinuing treatment prior to first post-baseline scan

	EXP-5	
	PHASE 2 (N=15)	PHASE 1 + 2 (N=17)
Confirmed ORR (cORR) (95% CI)	**40%** (16 – 68)	**41%** (18 – 67)
Duration of Response (range in months)	1.9+ – 7.4+ n=6	1.9+ – 7.4+ n=7

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cutoff date 26-Aug-2021 for Phase 2 and 22-Jul-2019 for Phase 1. Phase 2: RECIST v1.1 assessed by Physician Assessment with a data cutoff date of 26-Aug-2021. Phase 1: RECIST v1.1 assessed by Blinded Independent Central Review (BICR) with data cutoff date of 22-Jul-2019 for patients with baseline measurable disease and ≥ 1 post-baseline scan. Ph 1 patients treated at or above the recommended Ph 2 dose.

Turning Point Therapeutics
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EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

NTRK+ TKI-Naïve Advanced Solid Tumors: Duration of Treatment

DURATION OF TREATMENT (PHASE 1 + PHASE 2)
N=17



First Response
PD
Ongoing
Thyroid Cancer - Phase 1
Glioblastoma - Phase 1
Thyroid Cancer
NSCLC
Head And Neck Cancer
Salivary Gland Cancer
Colorectal Cancer
Glioblastoma
Breast Cancer
Esophageal Cancer
0
5
10
15
20
25
30
35
Months

	EXP-5
	PHASE 1 + 2 (N=17)
Duration of Treatment (range in months)	0.9 – 30.7+
Patients remaining on treatment – n (%)	12 (71%)
PATIENTS WITH CONFIRMED RESPONSE	
	PHASE 1 + 2 (N=7)
Duration of Treatment (range in months)	4.3+ – 30.7+
Patients with confirmed response remaining on treatment – n (%)	7 (100%)

Turning Point Therapeutics

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Patient on treatment for 30.7+ months has not had BICR assessment of scans since 22-Jul-2019; per physician assessment, patient was in response for 7.4 months. Phase 2 data cutoff date 26-Aug-2021 (responses confirmed by Physician Assessment). Phase 1 data cutoff date 22-Jul-2019 for responses confirmed by BICR and 26-Aug-2021 for duration of treatment.

21

EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

NTRK+ TKI-Pretreated Adv. Solid Tumors: Preliminary Clinical Activity

OVERALL RESPONSE (PHASE 1 + PHASE 2)
N=23


Maximum % Change from Baseline in Tumor Size
300
20
-20
-60
-100
PD
PD
PD
SD
SD
PD
SD
SD#
NE
uPR#
PR
PR#
PR#
PR#
PR
PR#
PR
PR
PR#
PR#
CR#
NSCLC - Phase 1
NSCLC
Sarcoma
Thyroid Cancer
Colorectal Cancer
Neuroendocrine Tumor
Pancreatic Cancer
Unknown Primary Cancer
Salivary Gland Cancer
Cholangiocarcinoma
Peripheral Nerve Sheath Tumor

Patient remains on treatment
1 patient not displayed due to discontinuing treatment prior to first post-baseline scan
1 patient not displayed due to target lesion measurement not performed at the post-baseline scan

	EXP-6	
	PHASE 2 (N=22)	PHASE 1 + 2 (N=23)
Confirmed ORR (cORR) (95% CI)	50%* (28 – 72)	48%* (27 – 69)
Duration of Response (range in months)	0.9+ – 15.1 n=11	0.9+ – 15.1 n=11

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021.
*At time of the 26-Aug-2021 data cutoff, 3 patients in Phase 2 EXP-6 had unconfirmed PR (uPR). Two uPRs have been confirmed since the 26-Aug-2021 data cutoff and are included in the cORR; the third patient is on treatment awaiting a confirmatory scan. Phase 2: RECIST v1.1 assessed by Physician Assessment with a data cutoff date of 26-Aug-2021. Phase 1: RECIST v1.1 assessed by Blinded Independent Central Review (BICR) with data cutoff date of 22-Jul-2019 for patients with baseline measurable disease and ≥ 1 post-baseline scan. Phase 1 patients treated at or above the recommended Phase 2 dose. Data updated since pre-recorded presentation at the AACR-NCI-EORTC conference.

Turning Point Therapeutics

22

EXP-1 | EXP-2 | EXP-3 | EXP-4 | EXP-5 | EXP-6

NTRK+ TKI-Pretreated Advanced Solid Tumors with NTRK Resistance Mutations: Preliminary Clinical Activity

OVERALL RESPONSE (PHASE 2)
N=13



Maximum % Change from Baseline in Tumor Size
40
20
0
-20
-40
-60
-80
-100
PD*
SD*
SD#
SD^&
uPR*
PR#^
PR^&
PR^
PR^
PR^
PR^
PR&
CR^
Unknown Primary Cancer
Sarcoma
Thyroid Cancer
Cholangiocarcinoma
Salivary Gland Cancer
NSCLC
Colorectal Cancer
Peripheral Nerve Sheath Tumor
Neuroendocrine Tumor

* denotes solvent front mutation G595R
# denotes solvent front mutation G623L
^ denotes solvent front mutation G623R
& denotes solvent front mutation G623E

	EXP-6: SOLVENT FRONT MUTATION
	PHASE 2 (N=13)
Confirmed ORR (cORR) (95% CI)	62%** (32 – 86)
CR	1 (8%)
PR	7 (54%)
Duration of Response (range in months)	0.9+ – 13.7 n=8

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021.
**At time of the 26-Aug-2021 data cutoff, 3 patients in Phase 2 EXP-6 with a resistance mutation had unconfirmed PR (uPR). Two uPRs have been confirmed since the 26-Aug-2021 data cutoff and are included in the cORR; the third patient is on treatment awaiting a confirmatory scan. All resistance mutations were solvent front mutations and none were from Phase 1. Data updated since pre-recorded presentation at the AACR-NCI-EORTC conference.

Turning Point Therapeutics
23

EXP-1 EXP-2 EXP-3 EXP-4 EXP-5 EXP-6

NTRK+ TKI-Pretreated Advanced Solid Tumors: Duration of Treatment

DURATION OF TREATMENT (PHASE 1 + PHASE 2)
N=23



First Response
PD
Ongoing
NSCLC - Phase 1
NSCLC
Thyroid Cancer
Neuroendocrine Tumor
Cholangiocarcinoma
Glioblastoma
Salivary Gland Cancer
Peripheral Nerve Sheath Tumor
Sarcoma
Colorectal Cancer
Pancreatic Cancer
Unknown Primary Cancer
0
5
10
15
20
25
Months

	EXP-6 PHASE 1 + 2 (N=23)
Duration of Treatment (range in months)	0.6 – 20.8
Patients remaining on treatment – n (%)	9 (39%)
PATIENTS WITH CONFIRMED RESPONSE	
	PHASE 1 + 2 (N=11)
Duration of Treatment (range in months)	4.0+ – 20.8
Patients with confirmed response remaining on treatment – n (%)	7 (64%)

Turning Point Therapeutics

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Phase 2 data cutoff date 26-Aug-2021 (responses confirmed by Physician Assessment). Phase 1 data cutoff date 22-Jul-2019 for responses confirmed by BICR and 26-Aug-2021 for duration of treatment.

24

Safety Summary: TRIDENT-1 Phase 1 and Phase 2 Combined

ALL TREATED PATIENTS (N=380)						
	TEAES ≥ 15% SUBJECTS			TRAES		
ADVERSE REACTION	ALL GRADES N (%)	GRADE 3 N (%)	GRADE 4 N (%)	ALL GRADES N (%)	GRADE 3 N (%)	GRADE 4 N (%)
Dizziness	230 (60.5)	9 (2.4)	0	209 (55.0)	9 (2.4)	0
Dysgeusia	183 (48.2)	0	0	174 (45.8)	0	0
Constipation	135 (35.5)	1 (0.3)	0	89 (23.4)	0	0
Anemia	124 (32.6)	30 (7.9)	1 (0.3)	77 (20.3)	13 (3.4)	0
Paresthesia	117 (30.8)	3 (0.8)	0	105 (27.6)	3 (0.8)	0
Dyspnea[a]	106 (27.9)	25 (6.6)	5 (1.3)	26 (6.8)	1 (0.3)	0
Fatigue	93 (24.5)	6 (1.6)	0	63 (16.6)	3 (0.8)	0
Nausea	77 (20.3)	3 (0.8)	0	44 (11.6)	0	0
ALT increased	75 (19.7)	6 (1.6)	0	59 (15.5)	4 (1.1)	0
AST increased	72 (18.9)	7 (1.8)	0	58 (15.3)	3 (0.8)	0
Ataxia	71 (18.7)	0	0	67 (17.6)	0	0
Muscular weakness	71 (18.7)	6 (1.6)	0	38 (10.0)	4 (1.1)	0
Headache	65 (17.1)	1 (0.3)	0	25 (6.6)	0	0

- Repotrectinib was generally well tolerated
- Most TRAEs were Grade 1 or 2
- The most commonly-reported TEAE remains low-grade dizziness (61%)
  - 76% (175/230) were Grade 1
  - 18 (5%) patients reported ataxia in the absence of dizziness
- TEAEs of ALT and AST increases were 79% (59/75) and 82% (59/72) Grade 1, respectively
- Dose modifications due to TEAEs
  - 32% with TEAEs that led to dose reduction
  - 10% with TEAEs that led to drug discontinuation

Note: Data cutoff of 11-Feb-2022. Grade 4 TRAEs included 2 patients with transient CPK increase and 1 patient with atelectasis. No grade 5 TRAEs reported. [a] 1 TEAE of grade 5 dyspnea was reported.
ALT: Alanine aminotransferase; AST: Aspartate aminotransferase; TEAE: treatment-emergent adverse event; TRAE: treatment-related adverse event

Turning Point Therapeutics

25

Repotrectinib Combinations in KRAS-Driven Tumors

Inhibits JAK2, SRC and FAK Leads to suppression of STAT3 and AKT signaling, major mechanisms of resistance Demonstrated synergy with trametinib (MEK inhibitor) in mutant KRAS NSCLC, CRC and pancreatic cancer cell lines Demonstrated synergy with AMG510, inhibiting KRASG12C tumor cell proliferation, suppressing receptor tyrosine kinase upregulation, reducing KRASG12C tumor cell cytokine release Repotrectinib Selectivity Profile Potentially Expands Opportunity Beyond ROS1 and TRK for Combinations Note: Data presented at 2020 and 2021 annual AACR meetings. Authors: B. Murray, et al. REPOTRECTINIB IN PRECLINICAL MODELS Inhibited by Repotrectinib

Repotrectinib combination with trametinib is more effective than single-agent treatment in patient-derived KRAS mutant lung (KRAS G12D/V) and pancreatic (KRAS G12D/V/R) spheroid models Repotrectinib enhances trametinib efficacy in mutant KRAS G12D in vivo lung tumor models Overall, preclinical combination data suggest that a combination with repotrectinib may enhance trametinib potency and may improve durability of response by reversing or preventing acquired resistance Repotrectinib / Trametinib Combination Exhibits Greater Tumor Growth Inhibition in KRAS G12D Syngeneic and PDX Lung Cancer Models Note: Data presented at 2021 annual AACR meeting. mLU6045 KRAS G12D 1500 1000 500 0 Tumor Volume mm3 (SEM) 0 5 10 15 20 25 Days of Treatment Vehicle BID Repotrectinib 15 mg/kg BID Trametinib 1 mg/kg QD Repotrectinib 15 mg/kg BID + Trametinib 1 mg/kg QD **** ~2-fold increase in TGI **** p < 0.0001

Repotrectinib combination shows a significant survival benefit in NSCLC KRASG12C xenograft model Builds on prior preclinical studies showing synergy with AMG510, inhibiting KRASG12C tumor cell proliferation, suppressing receptor tyrosine kinase upregulation, and reducing KRASG12C tumor cell cytokine release Repotrectinib Enhances Survival with AMG510 in NSCLC KRASG12C Xenograft Tumor Model Note: Data presented at 2020 EORTC-NCI-AACR Symposium; Authors: B. Murray, et al H2122 Xenograft Model Repotrectinib/AMG510, 30 mg/kg vs AMG510, 30 mg/kg, p=0.0138

TRIDENT-2: Phase 1b/2 Study of Repotrectinib Combinations for the Treatment of *KRAS* Mutant Cancers, Currently in Dose Finding

Key Subject Entry Criteria:

- ***KRAS* mutant advanced cancer (*KRAS* mutation type(s) to be defined for each cohort)**
- Measurable disease per RECIST v1.1
- Asymptomatic CNS disease allowed
- ECOG 0-1

Cohorts:

1. Repotrectinib + trametinib in *KRAS* mutant *G12D* advanced solid tumors

COHORT DOSE FINDING (N ~ 18-24)



MTD
DL3
DL2
Dose Level (DL1)
RP2D

Cohort Dose Expansion (N ~ 50)

Dose Expansion Objectives:

- Primary: ORR
- Secondary: DOR, PFS, OS, IC-ORR, PK, Safety, QOL

Turning Point Therapeutics

30

SHIELD-1 An Ongoing Phase 1 Study of Elzovantinib (TPX-0022) in Patients with Advanced Solid Tumors Harboring Genetic Alterations in MET

Phase 1 SHIELD-1 Study of Elzovantinib (TPX-0022) in Patients With Advanced Solid Tumors Harboring Genetic Alterations in *MET*

DOSE FINDING

Population
- Adults with advanced solid tumors
- MET genetic alterations assessed by local testing (exon 14 deletion, amplification, fusion, or oncogenic kinase domain mutation)
- Asymptomatic CNS disease allowed

Design
- 3+3 with expansion allowed at doses where clinical activity is observed
- Response evaluation by RECIST v1.1

Primary Objectives
- Evaluate safety/tolerability and determine MTD and RP2D

20 mg QD → 40 mg QD → 80 mg QD → 120 mg QD

Titration Schedules:
- 80 mg QD (14 days) → 120 mg QD
- 60 mg QD (14 days) → 60 mg BID
- 40 mg QD (14 days) → 40 mg BID
- 40 mg QD (14 days) → 80 mg QD

Expansion Cohorts

DOSE EXPANSION

- **NSCLC Exon 14 Deletion** *TKI-Naive*
- **NSCLC Exon 14 Deletion** *TKI-Pretreated*
- **NSCLC *MET* Amplified (GCN ≥ 10)** *TKI-Naive*
- **GI (GC/GEJ, CRC, HCC) *MET* Amplified (GCN ≥ 10)** *TKI-Naive*
- **NSCLC or GI (GC/GEJ, CRC, HCC) *MET* Amplified (GCN 5-9)** *TKI-Naive*
- **Other*** *TKI-Naive*

* Solid Tumors with MET Fusions or Oncogenic KD Mutations OR MET-amplified other than GI/NSCLC OR otherwise eligible for Cohorts I, III, or IV and >2 lines prior systemic therapy

BID, twice daily; CNS, central nervous system; CRC, colorectal cancer; GC, gastric cancer; GEJ, gastroesophageal junction; GI, gastrointestinal; HCC, hepatocellular carcinoma; KD, kinase domain; MET, mesenchymal-epithelial transition factor; MTD, maximum tolerated dose; NSCLC, non-small cell lung cancer; QD, once daily; RECIST v1.1, response evaluation criteria in solid tumors version 1.1; RP2D, recommended phase 2 dose.

Turning Point Therapeutics 32

Elzovantinib was generally well tolerated Most common TEAE was dizziness, likely due to off target TRK inhibition Dose modifications due to TEAE 21 (38.9%) patients with TEAEs leading to dose reduction 3 (5.6%) patients with TEAEs leading to drug discontinuation 2 DLTs at 120 mg QD* All Grade peripheral edema in 11 (20.4%) patients (no Grade ≥ 3 event) No ILD/pneumonitis of any Grade No related Grade ≥ 3 ALT/AST elevation Preliminary Safety Summary Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cutoff date August 23, 2021. ^ Other reported Grade 3 TRAEs are: asthenia, blood creatine phosphokinase increased, delirium, vertigo, vestibular disorder. No Grade 4 or 5 TRAEs. * Grade 3 vertigo and Grade 2 dizziness. ALT, alanine transaminase; AST, aspartate transaminase; BID, twice daily; DLT, dose-limiting toxicity; ILD, interstitial lung disease; QD, once daily; TEAE, treatment emergent adverse event; TRAE, treatment related adverse event. All Treated Patients (N=54) TEAEs (≥15% of patients) TRAEs Adverse Events All Grades Grades≥3 All Grades Grades≥3^ n (%) n (%) n (%) n (%) Dizziness 35 (64.8) 2 (3.7) 31 (57.4) 1 (1.9) Constipation 18 (33.3) 1 (1.9) 3 (5.6) - Fatigue 17 (31.5) 3 (5.6) 12 (22.2) 2 (3.7) Lipase increased 17 (31.5) 3 (5.6) 17 (31.5) 2 (3.7) Anaemia 16 (29.6) 5 (9.3) 2 (3.7) - Amylase increased 15 (27.8) 1 (1.9) 13 (24.1) 1 (1.9) Nausea 12 (22.2) 1 (1.9) 7 (13.0) - Vomiting 12 (22.2) 3 (5.6) 4 (7.4) - Oedema peripheral 11 (20.4) - 9 (16.7) - Abdominal pain 10 (18.5) 2 (3.7) 1 (1.9) -

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cutoff date August 23, 2021. CBR = PR + SD CBR, clinical benefit rate; cORR, confirmed objective response rate; GC/GEJ, gastric cancer/gastroesophageal junction; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease. Preliminary Efficacy by Investigator Assessment TKI-Naïve Efficacy Evaluable Patients (N=32) TKI-Naïve Efficacy Evaluable Patients (N=32) Efficacy Outcomes NSCLC (N=11) GC/GEJ (N=9) Other Tumor Types (N=12) Best Overall Response PR – n (%) 4 (36) 3 (33) 1 (8) SD – n (%) 3 (27) 3 (33) 7 (58) PD – n (%) 4 (36) 3 (33) 4 (33) cORR 36% 33% 8% CBR 64% 67% 67% TKI-Pretreated Efficacy Evaluable (N=14) Among 14 TKI-pretreated efficacy evaluable patients (13 NSCLC and 1 liver cancer), 36% received at least 5 lines of prior therapy (median: 3; range: 1-6), 7 NSCLC patients achieved SD as best overall response for a CBR of 54% in NSCLC.

Note:  95% patients received prior Chemo/IO therapy DOR for 7 PRs were 15+, 12.9+, 9.2+, 5.6+, 5.6+, 5.2, and 1.8+ months MET amplification: 4 PRs (GCN: 7, 12, 14, and 25); 8 non-responders (GCN: n=6 had <10; n=1 had ≥6; n=1 had >13) Preliminary Clinical Activity by Investigator Assessment Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cutoff date August 23, 2021. CBR, clinical benefit rate; cORR, confirmed objective response rate; DOR, duration of response; GC/GEJ, gastric cancer/gastroesophageal junction adenocarcinoma; GCN, gene copy number; IO, immunotherapy; NSCLC, non-small cell lung cancer; PD, progressive disease; RP2D, recommended phase 2 dose. TKI-Naïve NSCLC and GC/GEJ Efficacy Evaluable Subjects (n=20) ↑ ∞ # Patient remains on treatment ↑ Patient has presence of both MET fusion and MET amplification ∞ uPR followed by PD Deepening response from 15Oct2020 data TKI-Naïve Efficacy Evaluable TKI-Naïve Efficacy Evaluable Patients (N=32) Preliminary Efficacy NSCLC GC/GEJ All Dose Levels, N 11 9 cORR (95% CI) 36% (11 - 69) 33% (7 - 70) CBR (95% CI) 64% (31 - 89) 67% (30 - 93)

TKI-Naïve NSCLC and GC/GEJ Efficacy Evaluable Subjects (n=20) Duration of Treatment NSCLC (n=11): 3.4 weeks to 78.6+ weeks GC/GEJ (n=9) : 4.4 weeks to 68.1+ weeks Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cutoff date August 23, 2021. GC/GEJ, gastric cancer/gastroesophageal junction; NSCLC, non-small cell lung cancer. Duration of Treatment

SHIELD-2 Phase 1b/2 Study of Elzovantinib in Combination with Aumolertinib in EGFR Mutant MET-amplified Advanced Non-Small Cell Lung Cancer

SHIELD-2: Phase 1b/2 Study of Elzovantinib and Aumolertinib in MET Amplified EGFRm NSCLC After Progression on Osimertinib

Key Subject Entry Criteria:

- *EGFR* mutant advanced NSCLC and progression on prior osimertinib with MET amplification
- ≤1 line of prior chemotherapy
- Measurable disease per RECIST v1.1
- Asymptomatic CNS disease allowed
- ECOG 0-1

PHASE 1B DOSE FINDING (N~18)

Phase 1b Objectives

- Primary: Safety, RP2D

Dose Level (DL1) → DL2 → DL3

RP2D

Phase 2 (N~30)
Proof of Concept

Phase 2 Objectives

- Primary: ORR
- Secondary: DOR, CBR, TTR, PFS, OS, IC-ORR

CBR, clinical benefit rate; DOR, duration of response; ORR, objective response rate; OS, overall survival; PFS, progression free survival; RP2D, recommended Phase 2 dose; TTR, time to response

Turning Point Therapeutics
38

An Ongoing Phase 1 Study of TPX-0046 in Patients with Advanced Solid Tumors Harboring RET Fusion or Mutation SWORD-1

Compact macrocycle with a small binding interface Potently inhibits wildtype RET and multiple RET mutations in cellular assays, demonstrates tumor regression in xenograft models VEGF sparing, potential to provide improved safety over approved agents Potential opportunity in TKI-naïve and TKI-pretreated patients following selective RET TKIs Retevmo and Gavreto, where there is no approved targeted therapy TPX-0046 is a Potent Next Generation RET Tyrosine Kinase Inhibitor

Phase 1/2 SWORD-1 Study Design of TPX-0046 in Patients with Advanced Solid Tumors Harboring *RET* Fusion or Mutation, Currently in Dose Finding

PHASE 1 DOSE ESCALATION*

Population

- Adults with advanced solid tumors
- RET fusion or mutation assessed by local testing
- No limit on # of prior therapies
- Prior RET TKI allowed
- ECOG Performance Status 0 or 1
- Asymptomatic CNS disease allowed

Design

- 3+3 with expansion allowed at doses where clinical activity is observed
- Response evaluation by RECIST v1.1

Dose evaluation ongoing

- 10 mg QD
- 30 mg QD
- 20 mg QD | 10 mg BID
- 20 mg →30 mg QD | 20 mg BID
- 20 mg →40 mg QD | 20 mg QD → 20 mg BID

RP2D

PHASE 1 DOSE EXPANSION (N~90)

- ***RET* Fusion+ NSCLC** *RET TKI-Naïve*
- ***RET* Fusion+ NSCLC** *1 Prior RET TKI*
- ***RET* Mutation+ MTC** *RET TKI-Naïve*
- **RET Mutation+ MTC** *1 Prior RET TKI*
- **RET Fusion+ Non-NSCLC**
- **RET+ NSCLC or MTC** *>1 Prior RET TKI or >1 Line of Additional Systemic Therapy*

Turning Point Therapeutics

* Additional doses and/or schedules may be explored.

41

TPX-0046: Preliminary Safety Summary

	ALL TREATED PATIENTS (N=21)			
	TEAES (≥20% OF PATIENTS)		TRAES	
	ALL GRADES	GRADES≥3	ALL GRADES	GRADES≥3
ADVERSE EVENTS	N (%)	N (%)	N (%)	N (%)
Dizziness	9 (42.9)	1 (4.8)	7 (33.3)	1 (4.8)
Fatigue	8 (38.1)	2 (9.5)	5 (23.8)	1 (4.8)
Alkaline phosphatase increased	6 (28.6)	1 (4.8)	-	-
Constipation	6 (28.6)	1 (4.8)	2 (9.5)	-
Decreased appetite	6 (28.6)	-	-	-
Dry mouth	6 (28.6)	-	4 (19.0)	-
Hyperphosphataemia	6 (28.6)	-	4 (19.0)	-
Lipase increased	6 (28.6)	1 (4.8)	2 (9.5)	-
Alanine aminotransferase increased	5 (23.8)	-	1 (4.8)	-
Dehydration	5 (23.8)	1 (4.8)	-	-
Muscular weakness	5 (23.8)	1 (4.8)	2 (9.5)	-

- TPX-0046 has been generally well tolerated
- Most AEs were Grade 1 or 2
- Most common TEAE was dizziness
- Infrequent dose modifications due to TEAE
  - 4 (19%) patients with TEAEs that led to dose reduction
  - 2 (10%) patients with TEAEs that led to drug discontinuation
- MTD not reached; 1 DLT at 30 mg QD*
- No treatment related Grade≥3 ALT/AST elevation
- No treatment related hypertension, hemorrhagic events, QT prolongation, or ILD/pneumonitis of any Grade
- Median duration of treatment: 7.9 weeks (range 1.6 – 51.0+ weeks)

Note: Data cutoff of 10-Mar-2021

* DLT was reported as treatment related Grade 2 gait disturbance.

TEAE: treatment emergent adverse event; TRAE: treatment related adverse event; MTD: maximum tolerated dose; DLT: dose-limiting toxicity

Turning Point Therapeutics

42

Of 5 RET TKI-naïve patients: 2 with confirmed PRs at 30 mg QD (DORs: 5.6 and 5.8+ months) Of 9 RET TKI-pretreated patients: 2 have stable disease with tumor reductions of -27% and -17% Both patients remained on treatment awaiting next scan TPX-0046: Preliminary Efficacy by Investigator Assessment Note: Data cutoff of 10-Mar-2021. TKI: tyrosine kinase inhibitor; NSCLC: non-small cell lung cancer; MTC: medullary thyroid carcinoma; DOR: duration of response # Patients remained on treatment

A Next Generation ALK Inhibitor TPX-0131

TPX-0131 Differentiation Potently inhibit WT ALK, and multiple resistant mutations (solvent front, gatekeeper and compound) Solvent front mutation G1202R reported in ~42% of patient biopsies with a resistance mutation¹ Target Population Pretreated ALK+ NSCLC and other solid tumors Development Stage Phase 1/2 FORGE-1 study ongoing Note: Data presented at 2021 AACR Conference. ¹ Shaw A et al., J Clin Oncol 37:1370-1379. TPX-0131: Highly Potent, CNS Penetrant ALK Inhibitor Cell Proliferation IC50 Values (nM) Inhibitor ALK WT ALK G1202R ALK L1196M ALK G1202R/L1196M ALK G1202R/L1198F ALK G1202R/C1156Y ALK L1196M/L1198F TPX-0131 0.4 0.2 0.5 0.7 <0.2 0.2 <0.2 Alectinib 7.4 2690 50 >10000 3000 2420 2250 Brigatinib 12 188 21 1100 2040 810 253 Ceritinib 3.9 329 5.4 1260 2010 1300 1410 Lorlatinib 0.8 52 38 4780 1710 521 1310 Crizotinib 50 434 274 808 188 745 252

Study Endpoints: Primary: Evaluate safety / tolerability and determine maximum tolerated dose (MTD) and / or recommended Phase 2 dose (RP2D) Secondary: Objective Response Rate (ORR) by RECIST 1.1 Phase 1/2 FORGE-1 Study of TPX-0131 in Patients with ALK+ NSCLC, Currently in Dose Finding Phase 1 Dose Escalation 3+3 design with expansion allowed at doses where clinical activity is observed Locally advanced or metastatic TKI-pretreated ALK+ NSCLC Asymptomatic CNS metastases allowed Up to 3 prior lines of an ALK TKI RP2D Dose Level (DL1) DL2 DL3 MTD Phase 2 Expansion (N=180)

A Potentially First-in-Class Claudin18.2 ADC TPX-4589 (FORMERLY LM-302)

Phase 1 Study of TPX-4589 (formerly LM-302) in Advanced Solid Tumors, Currently in Dose Finding Study Endpoints: Primary Outcome Measure: Safety Secondary Outcome Measures: PK, efficacy and immunogenicity Efficacy Endpoints: ORR, DOR, DCR, PFS Phase 1 Dose Escalation / Expansion Subjects with advanced solid tumors who have progressed or are intolerant to standard therapy or if no standard therapy is available Phase 1b (Dose Expansion): Subjects must have Claudin18.2 positive (IHC) advanced solid tumors and must have at least one measurable lesion US Phase 1 FPI Q1 2022 RP2D Dose Level (DL1) DL2 DL3 MTD Phase 1b Expansion DL4 DL5 Conducted at Multiple U.S. Sites

Discovery Programs

Discovery Programs Focused on Dysregulated GTPase Signaling, Which Plays a Central Role in Cancer Promotion and Progression

FOCUS: Targets that play large roles in aberrant GTPase activity and signaling known to drive genomically defined cancers

APPROACH: Fragment and structure-based drug design

MINIMUM SELECTION CRITERIA: High unmet medical need, strong biologic rationale, potential market opportunity

GOAL: Nominate 2 development candidates in 2H 2022, and at least 1 IND annually beginning in 2023



KRAS G12D

- Key downstream effectors RAF-MEK-ERK
- Established oncogenic driver
- Multi-tumor opportunity in subsets of pancreatic cancer, colorectal cancer and NSCLC



p21 Activated Kinase

- Activated by upstream GTPases RAC1 and Rho
- Key RAS signaling effectors
- Activates key signaling nodes (MEK, AKT, β-catenin, cyclin D)
- Preclinically validated
- Goal is isoform selective agent of PAK1 and PAK4
- Multi-tumor opportunity in subsets of breast, ovarian, melanoma and NSCLC


Receptors
Membrane
Ras
Rho
Rab
Ran
Arf
GTP
GTPase
Active
GAP
Pi
GDP
GDI
GTPase
Inactive
GTP
GDP
GEF
PAK1/4
•Cell signaling
•Cytoskeleton remodeling
PI3K-Akt
Ras/RAF/MEK/ERK
Cell migration and invasion

Turning Point Therapeutics

Note: Figure adapted from Brito et al., Front. Cell Dev. Biol., 23, 2020.

50

Anticipated 2022 Milestones

Repotrectinib Discuss topline ROS1+ NSCLC BICR data with the FDA at a pre-NDA meeting 2Q 2022 Present detailed study results from the ROS1+ NSCLC cohorts from TRIDENT-1 2H 2022 Provide a clinical data update from the NTRK+ advanced solid tumor cohorts from TRIDENT-1 2H 2022 Elzovantinib Initiate the Phase 1b/2 SHIELD-2 study of elzovantinib in combination with aumolertinib Mid-2022 Initiate the Phase 2 portion of the SHIELD-1 study, pending FDA feedback on data from the intermediate dose level 2H 2022 Provide a clinical data update from the Phase 1 SHIELD-1 study 2H 2022 TPX-0131 Provide early interim data from initial patients treated in the dose-finding portion of the FORGE-1 study 4Q 2022 / Early 2023 Tpx-4589 Present preclinical data and provide additional guidance on development plan Early 2023 discovery Nominate 2 development candidates 2H 2022 Provide details on the other 2 GTPase signaling discovery programs 2H 2022 Anticipated 2022-2023 Milestones

Next-Generation Precision Oncology Medicines Company Overview May 2022